Post Balance Sheet Events	12 Months Ended
Dec. 31, 2020
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Post Balance Sheet Events

32. Post Balance Sheet Events

On February 5, 2021 Silence Therapeutics plc announced an oversubscribed private placement of 2,022,218 of the Company's American Depositary Shares ("ADSs"), each representing three ordinary shares of 5 pence each in the capital of the Company ("Ordinary Shares"), at a price of US $22.50 per ADS, with new and existing institutional and accredited investors (the "Private Placement").  The aggregate gross proceeds of the Private Placement were approximately US $45 million (approximately £33 million) before deducting placement agent fees and other expenses. The offering closed on February 9, 2021.